EXHIBIT 99.1

WINDGEN ENERGY, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30,	September 30,
	2013	2012

ASSETS

Current Assets
Cash	$—	$—
Other Receivable	25,425	24,496
Prepaid Expenses & Other	200	200
TOTAL ASSETS	$25,625	$24,696

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Liabilities
Bank Overdraft	$—	$107
Related Party Consulting Fees Payable	264,150	204,150
Accounts Payable	56,408	36,438
Note Payable	30,644	28,144
Shareholder Advances	7,950	5,665
Convertible Notes Payable, net of debt discount	48,879	54,323
Preferred Stock Dividends Payable	23,170	21,279

TOTAL LIABILITIES	$431,201	$350,106

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred Stock, 10,000,000 shares authorized; Series A Cumulative convertible preferred stock, 8% cumulative, $4.50 par value, 1,000,000 shares designated, 5,254 shares outstanding at September 30, 2013, (aggregate liquidation preference of $45,796); 5,254 shares outstanding at September 30, 2012 (aggregate liquidation preference of $44,923)	23,644	23,644
Common Stock, $.001 par value: 100,000,000 shares authorized, 52,206,725 and 47,068,058 shares outstanding at September 30, 2013 and September 30, 2012, respectively	52,207	47,068
Additional Paid-In Capital	9,604,316	9,602,454
Accumulated Deficit	(10,085,643)	(9,998,576)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(405,576)	(325,410)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$25,625	$24,696

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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WINDGEN ENERGY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2013	2012	2013	2012

REVENUES	$—	$—	$—	$—

OPERATING EXPENSES
General & Administrative	2,086	4,810	9,896	32,585
Stock Compensation Expenses for Consulting	—	—	—	50,000
Legal & Professional Fees	1,400	2,063	5,000	40,256
Related Party Consulting Fees	15,000	15,000	45,000	60,000
Total Operating Expenses	18,486	21,873	59,896	182,841

INCOME (LOSS) FROM OPERATIONS	(18,486)	(21,873)	(59,896)	(182,841)

OTHER INCOME (EXPENSE)
Amortization of debt discount	—	(16,016)	—	(55,727)
Interest Income (Expense)	(1,224)	(813)	(3,214)	(3,205)
Total Other Income (Expense), Net	(1,224)	(16,829)	(3,214)	(58,932)

NET INCOME (LOSS)	(19,709)	(38,702)	(63,111)	(241,773)

PREFERRED STOCK DIVIDENDS	(473)	(473)	(1,419)	(1,419)

NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS	$(20,182)	$(39,175)	$(64,529)	$(243,192)

NET INCOME (LOSS) PER COMMON SHARE (BASIC & DILUTED)	$—	$—	$—	$(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
BASIC	48,614,929	44,941,342	48,614,929	44,152,347
DILUTED	50,044,981	49,346,192	50,044,981	48,557,197

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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WINDGEN ENERGY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended
	September 30,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(64,529)	$(241,773)
Adjustments to reconcile net loss to net cash used in operating activities:
Common stock issued for services	—	50,000
Interest expense from debt discount	(5,725)	55,727
Related party consulting fee payable	45,000	41,400
Prepaid expense	—	2,302
Accounts payable	12,843	(1,623)
Accrued interest payable	10,293	3,205
Other receivable	—	(32)
Net cash provided by (used in) Operating Activities	(2,118)	(90,794)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash provided by Investing Activities	—	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank overdraft	—	107
Proceeds from sale of stock	—	—
Proceeds from notes payable	—	75,000
Proceeds from stock subscription receivable	—	10,000
Proceeds from shareholder advances	2,148	5,665
Net cash provided by Financing Activities	2,148	90,772

NET INCREASE (DECREASE) IN CASH	30	(22)
CASH AT BEGINNING OF PERIOD	(30)	22
CASH AT END OF PERIOD	—	—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
Cash paid during the year for interest	$—	$—
Cash paid during the year for income taxes	$150	$150

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING & FINANCING ACTIVITIES:
Notes Payable Converted to Common Stock	$7,000	$72,000

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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WINDGEN ENERGY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Nature of Operations

From 1989 through 2008, InMedica Development Corporation (“InMedica”) and its then majority-owned subsidiary, MicroCor, Inc. (“MicroCor”) were engaged in research and development of a device to measure hematocrit non-invasively (the “Non-Invasive Hematocrit Technology” and/or the “Technology”).

On April 17, 2009, we entered into a license agreement (the “License Agreement”) with Wind Sail Receptor, Inc. of Boulder City, Nevada (“WSR”), pursuant to which we were granted the exclusive license to assemble and market certain of WSR’s wind sail receptor energy generation devices in the United States, Canada, the United Kingdom and Republic of Ireland, with nonexclusive rights in the rest of the world except Latin America. Under the License Agreement, we were to acquire the necessary blades from WSR during the first year after WSR was able to manufacture the blades.

During 2010, the Company issued 1,900,000 shares of the Company’s restricted common stock to WSR in consideration of amending the License Agreement (the “WSR Shares”).  The proposed amendment to the License Agreement between the Company and WSR was not executed. The reasons are various and include, but are not limited to, finalizing details regarding the need for the Company to be involved in assembly of the wind turbines in various license territories outside the US, final pricing that the units would be sold by WSR to the Company, final terms of the product warranty to be provided by WSR, and possible additional exclusive territory added to the License.  Under the terms of the License Agreement, the Company intended to use its best efforts to obtain Federal, State, Local, or Private Grant Funds and to share these Grant Funds with WSR. To date the Company has not been successful in obtaining Grant Funds. No monetary disputes currently exist between the two companies.

On March 20, 2012, the Company entered into two new agreements with WSR.  These two agreements replaced the exclusive sales and distribution License Agreement previously held by the Company. One agreement is a perpetual Royalty Agreement whereby WSR will pay to the Company a royalty on each Wind Sail Receptor Small Wind Turbine System sold in the United States and Canada.  A further provision of the new agreement with WSR returns the WSR Shares to the Company. These shares have been canceled on the books and records of the Company as of December 31, 2011, reducing the total issued and outstanding shares of the Company’s Common Stock.  See “Note 4 – Common Stock” below. The second agreement is a Dealer Agreement which awarded the Company a dealership for the exclusive sale and distribution of the Wind Sail Receptor Small Wind Turbines with a blade diameter not to exceed twelve feet for the United Kingdom and the Republic of Ireland. The Company anticipates that at some point during 2014 it will enter into an exclusive sales and distribution license agreement in the two territories for the sale, distribution and installation of the small wind turbine systems.

Basis of Presentation

The Company’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.  The consolidated financial statements do not include any adjustment relating to recoverability and classification of recorded amounts of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.  The Company generated negative cash flows from operations of $2,118 and $90,794 in 2013 and 2012, respectively, and net losses from operations of $64,529 and $243,192 in 2013 and 2012, respectively.   As of September 30, 2013, the Company had an accumulated deficit of $10,085,643. These conditions raise substantial doubt as to the Company’s ability to continue as a going concern.  The Company’s continued existence is dependent upon its ability to execute its operating plan and to obtain additional debt or equity financing.  There can be no assurance the necessary debt or equity financing will be available, or will be available on terms acceptable to the Company.  Management’s operating plan includes pursuing additional fund raising as well as putting in place all the initial requirements in anticipation of the Company generating revenue in 2014.

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WINDGEN ENERGY, INC.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Comprehensive Income

There are no components of comprehensive income other than the net loss.

Cash Equivalents

For the purpose of reporting cash flows, the Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Concentration of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.  The Company maintains the majority of its cash balances with one financial institution, in the form of demand deposits.

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments, including receivables, accounts payable, accrued liabilities, and notes payable at September 30, 2012 and December 31, 2011 approximates their fair values due to the short-term nature of these financial instruments.

Goodwill and Other Intangible Assets

Goodwill and other intangible assets are recorded under the provisions of the Financial Accounting Standards Board (FASB) ASC 350 (formerly Statement ASC No. 142 (SFAS 142), Goodwill and Other Intangible Assets). ASC 350 requires that an intangible asset that is acquired either individually or with a group of other assets (but not those acquired in a business combination) shall be initially recognized and measured based on its fair value.  Goodwill acquired in business combinations is initially computed as the amount paid by the acquiring company in excess of the fair value of the net assets acquired.

Costs of internally developing, maintaining and restoring intangible assets (including goodwill) that are not specifically identifiable, have indeterminate lives, or are inherent in a continuing business and related to an entity as a whole, are recognized as an expense when incurred.

An intangible asset (excluding goodwill) with a definite useful life is amortized; an intangible asset with an indefinite useful life is not amortized until its useful life is determined to be no longer indefinite.  The remaining useful lives of intangible assets not being amortized are evaluated at least annually to determine whether events and circumstances continue to support an indefinite useful life.  If and when an intangible asset is determined to no longer have an indefinite useful life, the asset shall then be amortized prospectively over its estimated remaining useful life and accounted for in the same manner as other intangibles that are subject to amortization.

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WINDGEN ENERGY, INC.

An intangible asset (including goodwill) that is not subject to amortization shall be tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired.  The impairment test consists of a comparison of the fair value of the intangible assets with its carrying amount.  If the carrying amount of an intangible asset exceeds its fair value, an impairment loss shall be recognized in an amount equal to that excess.  In accordance with ASC 350, goodwill is not amortized.

On March 20, 2012, the Company entered into two new agreements with Wind Sail Receptor, Inc.  These two agreements replaced the exclusive sales and distribution license previously held by the Company.  As part of these agreements, the 1,900,000 shares (“WSR Shares”) issued to Wind Sail Receptor, Inc. for the licensing rights were returned to the Company and cancelled. ASC 855-10-25 indicates the Company should recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date.  Since the original License Agreement that resulted in the Company recording the intangible asset of $190,000 was being modified and replaced, the Company determined that the stock cancellation and removal of the intangible asset should be recorded as of December 31, 2011.  The financial statements presented as of September 30, 2013 reflect the cancellation of the WSR Shares and the removal from the books of the intangible asset.  No gain or loss was recorded.

NOTE 2 – NOTES PAYABLE

On June 30, 2011, the Company borrowed $25,000 from a third party. The note carries an interest rate of 10% per annum (the “June 30, 2011 Note”). The Company extended the due date of the note to December 31, 2014.  At September 30, 2012, $3,144 in interest was due on the June 30, 2011 Note. At September 30, 2013, $5,644 in interest was due on the June 30, 2011 Note.

On January 9, 2012, the Company borrowed an additional $42,500 from a third party.  The note was funded on January 18, 2012. The note was due on October 11, 2012 and carries an interest rate of 8% per annum (the “January 9, 2012 Note”).  The note is convertible after six months at a conversion price of 60% of the market price of the common stock.  During the first quarter of 2013, the note holder converted $7,000 of the principal of the note to 2,333,333 shares of common stock pursuant to the conversion formula of the note.  As of September 30, 2013, the principal balance due on the January 9, 2012 Note was $12,500, plus interest. Pursuant to communications with the note holders’ legal counsel, no action is being taken to declare the note in default and it is anticipated that the balance due on the note will be converted to common stock in the future.

On June 4, 2012, the Company borrowed an additional $32,500 from a third party. The note was funded on June 21, 2012.  The note is due on March 6, 2013 and carries an interest rate of 8% per annum (the “June 4, 2012 Note”).   The note is convertible after six months at a conversion price of 55% of the market price of the common stock.   As of September 30, 2012, the principal balance due on the June 4, 2012 Note was $32,500, plus interest. As of September 30, 2013, the principal balance due on the January 9, 2012 Note was $32,500, plus interest. Pursuant to communications with the note holders’ legal counsel, no action is being taken to declare the note in default and it is anticipated that the balance due on the note will be converted to common stock in the future.

On November 20, 2012, the Company borrowed an additional $16,000 from a third party. The note was funded on November 28, 2012.  The note is due on May 20, 2013 and carries an interest rate of 8% per annum (the “November 20, 2012 Note”).   The note is convertible after six months at a conversion price of 55% of the market price of the common stock.   As of September 30, 2013, the principal balance due on the November 20, 2012 Note was $16,000, plus interest. Pursuant to communications with the note holders’ legal counsel, no action is being taken to declare the note in default and it is anticipated that the balance due on the note will be converted to common stock in the future.

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WINDGEN ENERGY, INC.

NOTE 3 – COMMON STOCK

The Company is authorized to issue 100,000,000 shares of common stock, $0.001 par value (the “Common Stock”), of which approximately 52,206,725 shares were issued and outstanding on September 30, 2012.  All presently outstanding shares are duly authorized, fully-paid and non-assessable.  Each share of the Common Stock is entitled to one vote on all matters to be voted on by the shareholders, such as the election of certain directors and other matters that directly impact the rights of the holders of such class. There is no cumulative voting in the election of directors. Holders of Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors out of funds legally available therefore. In the event of any dissolution, winding up or liquidation of the Company, the shares of Common Stock will share ratably in all the funds available for distribution after payment of all debts and obligations. The holders of Common Stock are subject to any rights that may be fixed for holders of preferred stock as designated upon issuance.

On December 4, 2009, the Company changed its total authorized common shares from 40,000,000 to 100,000,000 shares.

On January 6, 2012, the Board of Directors awarded 100,000 shares of restricted common stock to Wendy Carriere, the Company’s Secretary/Treasurer, Chief Financial Officer and Director, valued at $0.075 per share, for her services in 2011.  Since the shares were issued for services related to 2011, the shares were recorded as of December 31, 2011.

On February 8, 2012, the Company issued 500,000 shares of restricted common stock to Wakabayashi Fund LLC of Tokyo, Japan. The shares are for consulting services to be provided by the Wakabayashi Fund LLC to assist the Company to establish International recognition, international market making, international financial PR/IR, and capital formation.  The shares were valued at $0.10 per share.

During the first quarter of 2012, the Company issued 1,689,425 shares of the Company’s restricted common stock for the conversion of debt in the amount of $45,000.

During the third quarter of 2012, the Company issued 2,690,243 shares of the Company’s restricted common stock for the conversion of debt in the amount of $27,000.

During the fourth quarter of 2012, the Company issued 2,291,667 shares of the Company’s restricted common stock for the conversion of debt in the amount of $11,000

During the first quarter of 2013, the Company issued 2,333,333 shares of the Company’s restricted common stock for the conversion of debt in the amount of $7,000

NOTE 4 – PREFERRED STOCK

The Company is authorized to issue 10,000,000 shares of preferred stock.  The Company’s board of directors designated 1,000,000 shares of this preferred stock as Series A Cumulative Convertible Preferred Stock (“Series A Preferred”) with a par value of $4.50 per share.  Holders of the Series A Preferred receive annual cumulative dividends of 8%, payable quarterly, which dividends are required to be fully paid or set aside before any other dividend on any class or series of stock of the Company is paid.  Holders of the Series A Preferred receive no voting rights but do receive a liquidation preference of $4.50 per share, plus accrued and unpaid dividends.  Series A Preferred stockholders have the right to convert each share of Series A Preferred to the Company’s common stock at a rate of 1.5 common shares to one preferred share.

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WINDGEN ENERGY, INC.

During 2010, the Company completed the conversion of shares of Series A Preferred (defined in Note 5, below) held by three of the four existing preferred shareholders by issuing 246,834 shares of the Company’s restricted common stock at a price of $0.50 per share plus a $5,000 cash payment to each preferred shareholder. The conversion of these preferred shares reduced the dividends payable from $64,309 at December 31, 2009 to $17,969 at December 31, 2010.  As of September 30, 2013, the total dividends payable on the remaining shares of Series A Preferred was $23,170.

NOTE 5 – RELATED PARTY TRANSACTIONS

During 2013, a shareholder advanced the Company $7,950 to pay various expenses.

From 2009 through 2012, the Company accrued consulting expenses of $219,150 from officers of the Company.  Up to September 30, 2013, the Company has accrued additional consulting expenses of $45,000 for a total due officers of the Company of $264,150.

NOTE 6 – UNCERTAIN TAX POSITIONS

Effective January 1, 2007, the Company adopted the provisions of ASC 740 (formerly FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109”). ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The adoption of the provisions of ASC 740 did not have a material impact on the Company’s condensed consolidated financial position and results of operations. At September 30, 2013, the Company had no liability for unrecognized tax benefits and no accrual for the payment of related interest.

Interest costs related to unrecognized tax benefits are classified as “Interest Expense, Net” in the accompanying consolidated statements of operations. Penalties, if any, would be recognized as a component of “Selling, general and administrative expenses”. The Company recognized zero interest expense related to unrecognized tax benefits for the year ended December 31, 2011.  In many cases the Company’s uncertain tax positions are related to tax years that remain subject to examination by relevant tax authorities. With few exceptions, the Company is generally no longer subject to U.S. federal, state, local or non-U.S. income tax examinations by tax authorities for years before 2008. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2013:

United States 2012 and 2013(a)	2008 – Present
__________
(a) Includes federal as well as state or similar local jurisdictions, as applicable.

NOTE 7 – OFFICE LEASE

Effective September 1, 2011, the Company moved its offices to 8432 E. Shea Blvd., Suite 101, Scottsdale, Arizona 85260. The Company is occupying the office space at the current address on a month-to-month basis.  The landlord is a non-affiliate shareholder of the Company and is not currently charging the Company rent. The Company may pay to the landlord rent in the form of shares of the Company's restricted common stock at some point in the future.

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